SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549
                     __________________

                          FORM 8-K


                       CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Act of 1934



Date of Report (Date of earliest event reported):May 10, 2002


                    Portage Partners, Ltd.
   (Exact name of registrant as specified in its charter)


      Nevada             000-322811             76-0616473
 (State or other         (Commission         (I.R.S. Employer
   Jurisdiction         File Number)        Identification No.)
of incorporation)




 2400 Loop 35, #1502, Alvin, Texas            77511
(Address of principal executive offices)   (Zip Code)


Registrant's telephone number, including area code:
(281) 331-5800















ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

Pursuant  to  an  Asset  Purchase  Agreement  (the
"Agreement"),
entered  and closed on May 15, 2002 Portage Partners,  Ltd., a public Nevada corporation ("Portage Partners") agreed to acquire the assets and assume all of the liabilities of DealBuzz,
a  private  Nevada  corporation   ("DealBuzz").

The Agreement was approved by the unanimous consent of the Boards
of   Directors  of  Portage  Partners  and  DealBuzz.   The
Agreement was also approved by a majority consent of the shareholders of DealBuzz.


DealBuzz. was incorporated in Nevada on May 28, 1999 to do public relations, investor relations, and broker relations for small companies. DealBuzz also does market surveys for companies anticipating new products or services to help them to determine the feasibility of those markets. DealBuzz also anticipates training the in-house personnel of client companies to be able to manage their own investor relations.

Investor/Broker Relations

Alerting potential investors to the opportunity to invest in the client company is imperative to create increased market demand for the client's securities, thus supporting both price and volume. DealBuzz has focused on a number of methods to accomplish this objective.

    DealBuzz will maintain contact with current investors to provide information over and above the standard regulatory filings. This can be done by means of letters, faxes, e-mails, and occasionally be personalized phone calls to shareholders.

    DealBuzz will contact stockbrokers, delivering information to brokers which they, in turn, can forward to their clients. Brokers have more influence on investors' decisions to buy or sell securities than any other group. To enable DealBuzz to find these broker contacts , DealBuzz has purchased on-line rights to the use of Standard and Poors' Securities Dealers of North America. While this list is in itself invaluable, DealBuzz has been able to distill this list to brokerage and investment firms that specifically engage in private placements, IPO's, bridge funding, and the like. This enables DealBuzz to contact only those brokers and professionals who are most likely to have an interest in the small growth companies that comprise DealBuzz's clientele.

    DealBuzz is developing a web site to give continual access to updated information about client companies to brokers, investors, and others. In addition to a summary of new information on the DealBuzz web site, links to the clients' web sites will be provided. Investors who wish to receive email updates on these companies may sign up for this service as well. DealBuzz will provide a list on the web site of the market makers and transfer agent for each client company.

    Broker and investor relations often benefit from due diligence shows, or "dog and pony" shows. DealBuzz will help client companies to arrange for these due diligence shows with brokers and their clients, aiding them in developing a thorough and interesting presentation as well as in effective scheduling of these events. DealBuzz will assist the companies to locate resources for the development and production of brochures, audio-visual, and other promotional material.

    While DealBuzz does not offer bulk e-mail or bulk faxing, for those companies who desire to use these services to attract additional shareholder interest, DealBuzz will introduce clients to those who do provide such services. DealBuzz will also help to facilitate block trades for shareholders with significant holdings.

Market Surveys

DealBuzz has done a number of these surveys for various companies interested in entering the field of internet marketing. These surveys are done by phone, targeting those listings which most closely match the parameters of the desired market. For example, for a company desiring to enter the nutraceuticals market, DealBuzz targeted alternative health professionals and chiropractors, etc. in the geographic location the client had targeted.

Additional Services

While DealBuzz is not in the investment banking business, DealBuzz has contacts with many brokerage firms which provide bridge funding, IPO's, private placements, and which will structure convertible debentures and other financial instruments. DealBuzz will make introductions to these firms and act as liaison for its clients. DealBuzz is also in contact with venture capital firms and will make this resource available to its clients.

For public companies and those that wish to become public, DealBuzz will arrange introductions to SEC qualified attorneys and accountants, market makers, resident and transfer agents, and other necessary professionals and services.

Revenue

Investor and Broker Relations:

Broker contact. DealBuzz will contact 600 to 800 brokers per month on the client's behalf for a flat monthly fee of $5,000.

Mailings. Mailing of due diligence packages or mailings to investors will be done on a cost-plus basis depending on size and volume.

Due Diligence Shows. DealBuzz will negotiate on a per event basis for a flat fee. An additional source of revenue will be the commissions available to booking agents for use of the facilities where the shows are held.

Web Site:

DealBuzz will charge client companies an initial set-up fee of $2,000 which includes the first month's fees. Additional months will be $750 per month, will charges for changes to material.

DealBuzz will offer advertising space on the web site for accountants, attorneys, transfer agents, market makers, and other professionals at a rate to be negotiated.

Market Surveys:

DealBuzz charges $1,500 for each 200 successful targeted contact. Typically, 600 calls need to be made to achieve
200 contacts.

Commissions. Introductions to brokers or venture capital firms which result in funding will provide a commission of 5% of the net proceeds to the client.

Expenses

DealBuzz's president, Edward Best, receives a salary of $3,000 per month. He is currently the only employee.
DealBuzz has contracted at various times with phone personnel for market surveys or broker relations for a flat fee of $1,600 per month. The company's current facilities are provided rent-free by the president. Telephone expenses average $500 per month per person.

Market surveys typically require 16 man hours.

Within the next year, DealBuzz intends to hire a publicist to work with clients to put analysts' reports and other company information in magazines, newspapers, and TV and radio newsmagazines and market forums.

Consideration

Pursuant  to  the  Agreement, DealBuzz received  2,000,000
shares of Portage Partners' common stock, par value $0.001 per share. The consideration exchanged was negotiated at arms-length between Portage Partners and DealBuzz. Portage Partners paid a premium over the net asset value of DealBuzz based on its own assessment of the market value of DealBuzz' assets.

The offering of Portage Partners' shares to DealBuzz was conducted pursuant to an exemption from registration, namely Rule 506 of Regulation D and/or Section 4(2) under the Securities Act of 1933, as amended (the "Act"). As a result, the 2,000,000 shares of Portage Partners' common stock held by DealBuzz are "restricted securities" subject to Rule 144 of the Act.This disclosure is not an offer of securities or a solicitation of an offer to buy securities.

A  copy of the Agreement is filed as an exhibit to this Form 8-K
and   is   incorporated  by  reference  herein.   The foregoing
description is modified by such reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS

Financial Statements

The audited financial statements and proforma financial information will be provided by subsequent amendment.

Exhibits

Exhibit No.    Description
  2.1          Asset Purchase Agreement dated May 10, 2002


                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   PORTAGE PARTNERS, LTD.



  May, 19, 2002                    By:  /s/ J. P. Beehner
      (Date)                         Name: J. P.Beehner
                                     Its:  President



                          EXHIBIT INDEX

 Exhibit                Description
   No.
2.1       Asset Purchase Agreement dated May 10, 2002




















                                Exhibit 2.1

                  ASSET PURCHASE AGREEMENT

    THIS ASSET PURCHASE AGREEMENT ("Agreement") is made and entered into this 10th day of May, 2002 (the "Effective
 Date") between PORTAGE PARTNERS LTD., a Nevada corporation
   ("Buyer"), and DEALBUZZ.COM CORP., a Nevada corporation
                         ("Seller").

                          RECITALS

      A. Seller desires to sell all of its assets in accordance with the terms and conditions of this Agreement.

        B. Buyer desires to purchase such assets in accordance with the terms and conditions in this Agreement.

    NOW THEREFORE, in consideration of these premises and the mutual promises contained herein, and in consideration of the representations, warranties and covenants herein, the parties agree as follows:

1.   Purchase and Sale of Assets


2.     Transfer  of  Assets.   Subject  to  the  terms   and
conditions of this Agreement, Buyer, relying on Seller's warranties and representations made in this Agreement, shall purchase from Seller, and Seller shall sell, convey, assign and transfer to Buyer all of its right, title and interest in and to, its all of its assets (the "Assets"). The sale includes all of the assets of Seller, whether owned, leased, licensed, contracted or otherwise made available, used by or useful to Seller in its business (the "Business").
3. Encumbrances. The Assets shall, at the time of Closing, be free and clear of all obligations, security interests, liens, infringements and encumbrances whatsoever.
4. Purchase Price. The purchase price for the sale of Assets to Buyer shall be TWO MILLION (2,000,000) shares of Buyer's restricted common stock, par value $0.001 per share (the "Shares").
5. Assumption of Liabilities. Buyer shall assume or be obligated to pay, perform or discharge any liability, obligation, debt, charge or expense of Seller, whether accrued, absolute, contingent or imposed upon Buyer as a successor in interest.
6. Closing. The execution of this Agreement and the satisfaction or waiver of all conditions to close set forth in Section 7 hereof, which shall fix Buyer's obligation to deliver the Shares to Seller, is the "Closing", which shall take place on or before May 15, 2002 ("Closing Date"), or such later date as may mutually be agreed upon by the parties.
7.   Seller's Obligations.


8. Access and Information. Seller shall give to Buyer, Buyer's accountants, technical personnel, counsel and other representatives reasonable access, during normal Business hours both before and after Closing, to any books, records, contracts and commitments of Seller to the Assets or
Seller's   liabilities,  and  shall   furnish   Buyer   with
information concerning the Assets and Seller's liabilities as Buyer may reasonably request.
9. Conduct of Business. Seller warrants and represents to and covenants and agrees with Buyer that, pending completion of the Closing, unless otherwise agreed in writing by Buyer:
9.1.1      Ordinary  Course.   Seller  shall  carry  on  the
  Business in the usual, regular and ordinary course in substantially the same manner as heretofore conducted and, to the extent consistent with such Business, use all reasonable efforts consistent with past practice and policies to preserve intact its Business organizations, keep available the services of its present officers, consultants and employees and preserve its relationships with customers, suppliers, distributors and others having Business dealings with Seller. Seller shall promptly notify Buyer of any event or occurrence or emergency not in the ordinary course of Business of Seller, and material and adverse change to the Assets condition.

9.1.2 Encumbrance of Assets. Seller shall not sell, license, contract, commit or otherwise encumber the Assets;
9.1.3 Modification of Licenses and Contracts. Seller shall not amend or modify any license or contract to which Seller is a party that relates in any way to the Assets, without Buyer's prior written consent;
9.1.4 Preserve Assets. Seller and its officers, employees or contractors shall use their best efforts to preserve the Assets in the same condition and performance level as demonstrated to Buyer as of the Effective Date. Seller shall preserve for Buyer the good will and Business relationships Seller has with customers, landlords, service providers and vendors relating to the Assets or any portion thereof.
10.  Seller's Representations and Warranties.  Intending  to
induce   Buyer's  reliance  thereon,  Seller  warrants   and
represents to Buyer as follows:


11. Authority. The execution and delivery to Buyer of this Agreement and carrying out the provisions hereof have been duly authorized by the Board of Directors ("Board") of Seller and Seller's stockholders.
12. Non-infringement. The Assets, in whole or in part, do not infringe any patents, copyrights, trade secrets, trademarks or other proprietary rights of any third parties and no rights or licenses are required from third parties to exercise any rights with respect to the Assets or any portion thereof.
13. Compliance. Neither the execution and delivery of this Agreement, nor any instrument or agreement to be delivered by Seller to Buyer at Closing pursuant to this Agreement, nor the compliance with the terms and provisions thereof by Seller, will result in the breach of any applicable statute or regulation, or any administrative or court order or decree, nor will compliance conflict with or result in the breach of any of the terms, conditions or provisions of the Articles of Incorporation or Bylaws of Seller, or any agreement or other instrument to which either Seller is a party, or by which Seller is or may be bound, or constitute an event of default or default thereunder, or with the lapse of time or giving of notice or both constitute an event of default thereunder.
14. Litigation. There is no suit or action, legal, administrative, arbitration or other proceeding or governmental investigation affecting the Assets pending, or to the best knowledge and belief of Seller, threatened against Seller that materially or adversely affects the Assets. Seller further warrants and represents that there is no outstanding judgment, decree or order against Seller that affects the Assets in any way.
15. Intellectual Property. Seller has all right, title and interest in, a valid and binding license to use, or has the requisite permission and authority to use all of the Intellectual Property used in the conduct of its Business. No claim of infringement or misappropriation of Intellectual Property is or has been pending or, to the best knowledge, information and belief of Seller, threatened against Seller and, to the best knowledge, information and belief of Seller, Seller is not infringing or misappropriating any intellectual property of any person or entity. Seller has not expressly granted any license, franchise or permit in effect on the date hereof to any person to use any of Seller's Intellectual Property.
16. Good Title. Seller has and shall transfer to Buyer at Closing good and marketable title to the Assets, free and clear of any and all security interests, encumbrances or liens.
17. Totality of Assets. The Assets include all of the assets, rights and interests necessary for the proper and efficient operation of its Business. There is no known unauthorized use of the Assets or any portion thereof by any third party. The Assets and all portions thereof have not been licensed for use by third parties.
18. Contracts, License, Permits and Approvals. Seller has no presently existing contracts or commitments, including governmental permits, that in any way relate to the Assets. Each contract and license to which Seller is a party is assignable and shall be assigned to Buyer. Seller is not in default under any of the contracts or commitments. Seller has no actual knowledge of any violations of law, municipal or county ordinances, or other legal requirements with respect to the Assets (or any part thereof) or with respect to the use, occupancy or construction thereof.
19. Financial Statements. The financial statements for Seller to be prepared will comply as to form in all material respects with all applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto and were prepared in accordance with generally accepted accounting principles ("GAAP") consistently applied (except as may be indicated in the notes thereto) and fairly presented, in all material respects, the financial position of Seller as at the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal, recurring audit adjustments not material in scope or amount). There have been not any changes in Seller's accounting policies or the methods of making accounting estimates or changes in estimates that are material to Seller's financial statements, except as described in the notes thereto.
20. No Material Adverse Change. Since the date of the financial statements referenced in Section 3.9, Seller has operated the Business only in the ordinary course and has not had any adverse change that would have a material adverse effect on the Assets (financial or otherwise), such as, but not limited to: (a) any damage, destruction or loss due to fire, flood or other condition, whether or not covered by insurance, (b) any declaration, setting aside or payment of any dividend or other distribution (whether in cash, stock or property) with respect to the capital stock of Seller, (c) any material increase or change in the compensation or benefits payable or to become payable by Seller to its employees, except in the ordinary course of the Business consistent with past practice, (d) any acquisition or sale of a material amount of property of Seller, except in the ordinary course of its Business consistent with past practice; (e) any acquisition or sale of a material amount of property of Seller, except in the ordinary course of its Business; (f) any material increase or modification in any bonus, pension, insurance or other employee benefit plan, payment or arrangement made to, for, or with its employees in the aggregate; (g) the granting of stock options, restricted stock awards, stock bonuses, stock appreciation rights and similar equity based awards other than consistent with Seller's past practices and which will not result in a compensation charge against earnings or the loss of deductions for federal or state income tax purposes,
(h) any sale, transfer, or other disposition or agreement to sell, transfer or dispose, of any or the Assets, except as provided in this Agreement; (i) any other event or condition of any character that has not been disclosed and that has or might reasonably be expected to have a material adverse effect or the Assets (financial or otherwise); or (j) any agreement to do any of the foregoing.
21. Undisclosed Liabilities. Seller has no liability of any nature (whether accrued, absolute, contingent or otherwise) relating to the Assets of the type that should be reflected in financial statements (including the notes thereto) prepared as described in Section 3.9, which was not fully disclosed, reflected or reserved against in its financial statements.

22. Performance. Seller warrants that at Closing, all of the Assets are in good and working condition, reasonable wear and tear excepted, and perform as demonstrated to Buyer as of the Effective Date.

23.  Buyer's Shares.
23.1.1 Seller acknowledges that it has conducted whatever investigations it deems necessary or desirable and has had a full opportunity to ask questions of and has received satisfactory answers from Buyer or its representatives concerning the terms and conditions of Buyer's investment in the Shares. In agreeing to receive the Shares, Seller is not relying upon any representations or information made or presented by Buyer, other than those representations and warranties in Section 4 below.

23.1.2 Seller recognizes that an investment in Buyer involves substantial risk. Seller represents that there have been no representations, guarantees, or warranties made by Buyer with respect to:
24. the approximate length of time the undersigned will be required to remain as owner of the Shares acquired in connection with this Agreement;
25. the percentage of profit and/or amount or type of consideration, profit or loss (including tax benefits) to be realized, if any, as a result of an investment; and
26. the possibility that the past performance or experience on the part of any affiliate of Buyer, its agents, or employees, or of any other person, might in any way indicate the predictable results of the ownership of the Shares or of the overall prospects of Buyer.
26.1.1 Seller has received and read Buyer's Form 10-SB, as amended, filed by Buyer on February 2, 2001.

26.1.2 Seller has relied completely on the advice of, or has consulted with, its own tax, investment, legal or other advisors and has not relied on Buyer or any of its affiliates, officers, directors, attorneys, accountants or any affiliates of any thereof and each person, if any, who controls any thereof, within the meaning of Section 15 of the Securities Act of 1933, as amended (the "Securities Act"), except to the extent such advisors shall be deemed to be as such.
26.1.3 Seller is able to bear the substantial economic risks of an investment in Buyer, has no need for liquidity in such investment, could afford a complete loss of such investment and represents that the investment in Buyer is not unreasonably large when compared with Seller's total financial capability.
26.1.4 Seller is acquiring the Shares for investment and not with a view toward resale or redistribution, and Seller does anticipate any change in circumstances that would cause Seller to desire to sell the Shares or any part thereof.
26.1.5    Seller understands that:
27. The Shares may not be sold, assigned, pledged or otherwise disposed of unless they are registered under the Securities Act, and applicable state laws, or an exemption from registration is available;
28.  There might not ever be a market for the Shares;
29. Seller may be unable to liquidate the Shares in the case of an emergency or otherwise.

30. All representations and warranties set forth above or in any other written statement or document delivered by Seller in connection with the transactions contemplated hereby are true and correct as of the date of this Agreement and shall survive that date.
31. Seller understands the meaning and legal consequences of the representations and warranties contained in this
Section 3, and agrees to indemnify, defend and hold harmless Buyer and each director, officer and shareholder thereof from and against any and all loss, damage or liability (including without limitation attorneys' fees) due to or arising out of a breach of any representation or warranty of the undersigned, except that Seller does not waive any rights granted to the undersigned under federal or state securities laws.
32. Taxpayer Identification. By executing this Agreement, Seller acknowledges, under penalty of perjury, that its taxpayer identification number furnished below is correct and that it is not subject to backup withholding either because it has not been notified that it is subject to backup withholding or because it has been notified that it is no longer subject to backup withholding.
33. True and Accurate Representations. No representation or warranty contained in this Agreement contains, or at Closing will contain, an untrue statement of material fact or omits or at Closing will omit to state a material fact necessary to make the statements and facts contained therein not misleading. If any event occurs which renders any of Seller's representations and warranties herein to be untrue or inaccurate in any material respect, then Seller shall notify Buyer of the event or circumstances when Seller becomes aware of it.
34.  Buyer's Representations and Warranties.

Intending   to  induce  Seller's  reliance  thereon,   Buyer
warrants and represents to Seller as follows:

35. Corporate Authority. Buyer is a corporation organized, validly existing, and in good standing under the laws of the State of Nevada. The execution and delivery to Seller of this Agreement and carrying out the provisions hereof have been duly authorized by Buyer's Board, and at Closing, Buyer
shall   furnish   Seller  duly  certified  copies   of   the
authorizing resolutions of Buyer's Board.
36.  Shares.
36.1.1 The Shares consist of capital stock of Buyer and have been validly issued by Buyer and are fully paid and non-assessable.

36.1.2 Neither the execution and delivery of this Agreement by Buyer nor Buyer's consummation or performance of Seller's purchase of Shares will give any person or entity the right to prevent, delay or otherwise interfere with this purchase of Shares.

37. There is no pending action, arbitration, audit, hearing, investigation or litigation that has been commenced against Buyer that challenges, or may have the effect of
preventing,   delaying,   making   illegal,   or   otherwise
interfering with the purchase of Shares.
38. Provisions of Federal and State Laws. THE SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT, NOR UNDER ANY STATE SECURITIES LAWS. AN INVESTMENT IN SUCH SHARES HAS NOT BEEN APPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR BY ANY STATE SECURITIES COMMISSION OR SIMILAR BODY. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL. THE SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR ANY SIMILAR STATE STATUTE AND, ACCORDINGLY, MAY NOT BE SOLD OR TRANSFERRED EXCEPT IN A TRANSACTION EXEMPT UNDER THE SECURITIES ACT (AND ANY APPLICABLE STATE LAWS) OR PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT (AND ANY APPLICABLE STATE LAWS) OR IN A TRANSACTION OTHERWISE IN COMPLIANCE WITH THE SECURITIES ACT (AND ANY APPLICABLE STATE LAWS).
39.  Prohibitions on Sale; Stock Legends.

Seller agrees that in no event will it sell or distribute all or any part of the Shares unless:


40. There is an effective registration statement under the Securities Act and applicable state securities laws covering any such transaction involving the Shares;
41. Buyer receives an opinion of Seller's legal counsel, in such form as is acceptable to Buyer, stating that such transaction is exempt from registration; or
42. Buyer otherwise satisfies itself that such transaction is exempt from registration.
43. Seller agrees that Buyer may affix its standard legends restricting transferability and pertaining to any restrictions to any stock certificates issued pursuant to this Agreement.
44.  Agreements to be Performed After Closing.


45.   Transfer  of  Assets.   The Closing  confirms  Buyer's
equitable ownership of or right to use (as the case may be) all of the Assets. Following the Closing Date, Seller shall
cooperate   with   Buyer  to  effect  the  legal   transfer,
assignment, conveyance or other hypothecation of legal ownership of or the right to use (as the case may be) the Assets. Seller specifically agrees to execute such documents or accomplish such other evidences as may be necessary to vest title or right to use in Buyer (to the greater of the
full   extent  of  Seller's  interest  in  the   Assets   or
representations of interest in the Assets contained herein). In the event it is determined that Seller may not transfer some of the Assets without material impairment of their utility, Seller hereby agrees to cooperate with Buyer to structure the transfer of such Assets in such a manner that Buyer determines, in its sole discretion, will minimize any
impairment  of  such  Asset's  utility.   For  purposes   of
accomplishing the transfers contemplated by this Section 6.1 Seller hereby appoints Buyer as its attorney to execute such documents or accomplish such other evidences as may be necessary to vest title or right to use in Buyer.
46. Seller's Further Assurances. From time to time, whether at or after the Closing and without further consideration, Seller shall:
46.1.1 Execute and deliver to Buyer such bills of sale, assignments, and such other instruments as may reasonably be required to carry out the intent and purpose of this Agreement to transfer to Buyer of all of the Assets.

46.1.2 Deliver to Buyer such other data, papers and information as may be requested by Buyer to assist Buyer in the use of Seller's Assets.
46.1.3 Deliver to Buyer appropriate original instruments of consent or waiver executed by third parties with respect to all contract rights being transferred to Buyer hereunder in order more fully to effect transfer of the Assets, including, without limitation, consents by all appropriate governmental agencies, if any.
47.  Closing Obligations.


48. Seller's Obligations at Closing. At Closing, Seller shall execute and deliver to Buyer:
48.1.1 Possession of the originals of all the Assets or documents related thereto, and all copies thereof; it being understood and agreed that no Assets, as defined in this Agreement, or any portion thereof shall remain in the possession or control of Seller after Closing;

48.1.2 True and correct copies of resolutions duly accepted by Seller's Board and stockholders entitled to vote hereon confirming this Agreement, authorizing and carrying out all transactions contemplated herein and the execution and delivery by Seller of all instruments then or thereafter required to do so; said resolutions to be duly certified by the Secretary of Seller;
48.1.3 Such other instruments and documents as may be elsewhere herein required; and
48.1.4 A certificate signed by the President of Seller, dated the Closing Date, certifying that all of Seller's representations and warranties set forth in this Agreement continue to be true on the Closing Date as if originally made on such date, except to the extent otherwise expressly provided or permitted in this Agreement.

49.   Buyer's  Obligations at Closing.   At  Closing,  Buyer
shall execute and deliver to Seller:
49.1.1    The Shares as provided for herein;

49.1.2 True and complete copies of resolutions duly adopted by Buyer's Board duly certified by the Secretary or President of Buyer, which provide all necessary corporate authorization for the execution and carrying out of this Agreement and the provisions hereof; and
49.1.3 A certificate signed by the President of Buyer, dated the date of Closing, certifying that all representations and warranties set forth in this Agreement continue to be true on the Closing Date as if originally made on such date and the fulfillment of the covenants and agreements as of the Closing.
50.  Specific Performance.

Seller acknowledges that the Assets are unique and recognizes and affirms that in the event of a breach of this Agreement by Seller, money damages may be inadequate and Buyer may have no adequate remedy at law. Accordingly, Seller agrees that Buyer shall have the rights, in addition to any other rights and remedies existing in its favor, to enforce its rights and Seller's obligations hereunder not only by an action or actions for damages but also by an action or actions for specific performance, injunctive and/or other equitable relief.

51.  Miscellaneous.


52.    Applicable  Law.   This  Agreement  and  all   rights
hereunder   shall  be  governed  by,  and   interpreted   in
accordance  with,  the  laws of the State  of  Nevada.   The
parties hereby submit to the nonexclusive jurisdiction of the State of Nevada. The parties hereby submit to the nonexclusive jurisdiction of the courts of the State of Nevada and of the federal district courts in Nevada with respect to any action or legal proceeding commenced by any person or entity relating to or arising out of this Agreement, the Seller's Assets (whether or not still owned by Seller), and consents to the service of process in any such action or legal proceeding by means of registered or certified mail, return receipt requested, in care of the address set forth below on the signature page or such other address as a party shall furnish in writing to the other.
53. Counterparts and Facsimile Signature. This Agreement may be signed in counterparts, all of which when taken together shall constitute a single executed document. Signatures transmitted by facsimile shall be deemed valid execution of this Agreement binding on the parties.
54. Entire Agreement; Amendment. This Agreement constitutes the entire agreement among the parties concerning the subject matter of this Agreement, and it supersedes any prior oral or written agreements between the parties. This Agreement may not be amended except by a written agreement signed by the party against which enforcement is sought.
55. Survival. All representations, warranties and covenants shall survive the Closing of this Agreement shall be binding upon Seller and Seller's successors and assigns.
56. Waiver. The failure of a party to insist upon strict adherence to any term of this Agreement on any occasion shall not be considered a waiver thereof or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement.
57. Assignment. Subject to the limitations below, this Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns. This Agreement is personal in nature and shall not be assigned by any party without the express written consent of the other.
58. Attorneys' Fees. In any action at law or equity to enforce any of the provisions or rights under this Agreement, the prevailing party shall be entitled to recover from the other party or parties all of its costs, expense and reasonable attorneys' fees incurred therein by the prevailing party, including the costs, expenses and attorneys' fees incurred on appeal or in bankruptcy.
59. Headings. The section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.
60. Notices. All notices shall be in writing and shall be deemed to have been sufficiently given or served (i) immediately, when personally delivered, (ii) within three
(3) days after being deposited in the United States mail, by registered or certified mail, or (iii) within one (1) day after being deposited with a reputable overnight mail carrier which provides delivery of such mail to be traced, addressed as indicated on the signature pages below. A copy of any notice to Buyer, which shall not constitute notice thereof, shall also be provided to:
                    James L. Vandeberg
                    22344 NE 31st Street
                    Sammamish, WA 98101

     IN WITNESS WHEREOF, the undersigned has executed and delivered this Agreement as of the date first written above.

SELLER:
DEALBUZZ.COM CORP

By:
Name:  J. P. Beehner
Its:   President


BUYER:
PORTAGE PARTNERS LTD.

By:
Name:  Dorothy Mortenson
Its:  Secretary





Forward-Looking Statements

This Form 8-K contains forward-looking statements, the accuracy of which involves risks and uncertainties. Words such as "would," "anticipates," "believes," "plans," "expects," "future," "intends" and similar expressions are used to identify forward-looking statements. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this Amendment No. 1 on Form 8-K/A. The actual results could differ materially from those anticipated in these forward-looking statements. We undertake no obligation to update these forward-looking statements to reflect events or circumstances after the date of this Form 8-K.